SUBORDINATION AGREEMENT

Contract No. 3006

THIS SUBORDINATION AGREEMENT ("**Agreement**") is entered into effective as of **April 25, 2001**, by and among the Obligor(s) listed on the signature page attached hereto (individually and collectively, the "**Obligor**"), the Subordinated Creditor(s) listed on the signature page attached hereto (individually and collectively, the "**Subordinated Creditor**") and **DVI FINANCIAL SERVICES INC.** ("**DVI**").

BACKGROUND

A. Some or all of the Obligors are or may become indebted to some or all of the Subordinated Creditors.

B. Obligor desires to obtain leases, loans and other credit facilities from DVI.

C. DVI is unwilling to extend such leases, loans or other credit facilities to Obligor unless Obligor and Subordinated Creditor enter into this Agreement with DVI.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, to induce DVI to extend credit to Obligor and intending to be legally bound, the parties agree as follows:

1. **Definitions.** As used in this Agreement, the following terms (whether used in the plural or singular form) shall mean:

(a) "**Affiliate**" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by or is under common Control with that Person.

(b) "**Control**" means (a) the ownership of a majority of the voting power of all classes of voting stock of a corporation, (b) the ownership of a majority of the beneficial interest in income and/or capital of a Person (other than a corporation or an individual) or (c) possession, directly or indirectly, of power to direct, or cause the direction of, management or policies (whether through ownership of securities or other interests in a Person (other than an individual), partnership, by contract or otherwise).

(c) "**Event of Default**" has the meaning set forth in those documents, instruments and agreements evidencing the Senior Debt.

(d) "**Governmental Authority**" means any governmental or political subdivision, any agency, authority, bureau, central bank, commission, department or instrumentality thereof or any court, tribunal, grand jury or arbitrator, in any case, whether foreign or domestic.

(e) "**Junior Debt**" means all loans, leases, advances, liabilities, debit balances, covenants and duties at any time owed by any Obligor to any Subordinated Creditor, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, whether created directly or acquired indirectly by assignment, pledge, purchase or otherwise or whether arising in connection with any rights of a Subordinated Creditor as an owner, director, officer, employee, manager, independent contractor, agent or creditor of any Obligor, together with all interest, default interest, late fees, fees, charges, expenses and attorneys' fees for which any Obligor now or hereafter becomes liable to pay to any Subordinated Creditor under any agreement or by law; provided, however, that "Junior Debt" will not include professional fees due to a licensed medical doctor or other medical professional for professional services rendered to or for the benefit of any Obligor or any of its patients and billed for by that Obligor pursuant to a global billing arrangement or otherwise.

(f) "**Person**" means an individual, corporation, partnership, limited liability company, trust, unincorporated association, joint venture, joint-stock company, government (including, without limitation, political subdivisions), Governmental Authority or any other entity.

(g) "**Senior Debt**" means all loans, leases, advances, liabilities, debit balances, covenants and duties at any time owed by any Obligor to DVI or any DVI Affiliate, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, any loans, leases, advances, liabilities, debt balances, covenants or duties owed by any Obligor to others that DVI or any DVI Affiliate obtained by assignment, pledge, purchase or otherwise, together with all interest (whether arising pre- or post-default, judgment or petition), default interest, late fees, fees, charges, expenses and attorneys' fees for which any Obligor is now or hereafter becomes liable to pay to DVI or any DVI Affiliate under any agreement or by law, and including all modifications, substitutions, deferrals, renewals, extensions, refundings and refinancings, in whole or in part, of any of the foregoing.

2. **Subordination**. Each Subordinated Creditor hereby postpones and subordinates, to the extent and in the manner provided in this Agreement, the payment of all Junior Debt to the payment of all Senior Debt. If any Obligor issues or has issued any instrument or document evidencing Junior Debt, each such instrument and document shall bear a conspicuous legend that it is subordinated to the Senior Debt. All instruments and documents evidencing Junior Debt will, upon written request made by DVI after the occurrence and during the continuance of an Event of Default, be delivered properly assigned or endorsed to DVI. Each Subordinated Creditor hereby covenants and agrees that Subordinated Creditor will serve upon DVI a copy of each and every notice of default or other notice given or required to be given to an Obligor in connection with the Junior Debt, at the same time such notice is served or required to be served upon that Obligor, and no such notice to that Obligor shall be effective unless and until a copy thereof is thus served upon DVI. Each Subordinate Creditor will advise DVI, at DVI's request from time to time, of the status of the performance of each Obligor's obligations under the Agreement.

3. **No Action**. If any Senior Debt exists or DVI or any DVI Affiliate is committed or obligated to make any loans to or grant any credit to an Obligor, each Subordinated Creditor agrees that with respect to the Junior Debt it will not, except with the prior written consent of DVI: (a) sue upon, collect or receive payment upon, by setoff or in any other manner, the Junior Debt, (b) sell, assign, transfer, pledge or give a security interest in the Junior Debt unless the buyer, assignee, transferee, pledgee or lienholder acknowledges and agrees in writing that such sale, assignment, transfer, pledge or security interest is expressly subject to this Agreement, (c) enforce or apply any security now or hereafter existing as collateral for the Junior Debt, (d) join in any petition for bankruptcy or any assignment for the benefit of creditors, or any creditor's agreement, except to the extent necessary to preserve the claims of the Subordinated Creditor in such proceeding, (e) take any lien on or security interest in all or any part of any Obligor's property, whether real or personal or (f) incur any obligations or receive any distributions, loans, advances or gifts from any Obligor. It is hereby acknowledged and agreed that if and to the extent DVI gives its consent to an act or action to be taken by any Obligor in connection with the Collateral, each Subordinated Creditor will be deemed to have consented to such act or action without any further act on its part.

4. **Priority of Payments**. In case of any assignment by any Obligor for the benefit of that Obligor's creditors, any bankruptcy proceedings instituted by or against any Obligor's assets, and any dissolution or other winding up of the affairs of any Obligor or of any Obligor's business, and in all such cases respectively, the authorized representatives and owners of that Obligor and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge are hereby directed to pay DVI the full amount of any Senior Debt before making any payments to any Subordinated Creditor, and so far as may be necessary solely for that purpose, each Subordinated Creditor hereby transfers, assigns and grants to DVI a security interest in, and lien on, all its right, title and interest in, to and under the Junior Debt.

5. **Default**. Each Subordinated Creditor acknowledges and agrees that such Subordinated Creditor is fully liable for any loss or damage sustained by DVI as a consequence of any breach by an Obligor or that Subordinated Creditor of the terms and conditions of this Agreement up to an amount equal to all payments made to or for the benefit of that Subordinated Creditor by an Obligor in violation of this Agreement. DVI is hereby irrevocably constituted and appointed the attorney-in-fact of each Subordinated Creditor to file any and all proofs of claim and any other documents and to take all other action, either in DVI's name or in the name of that Subordinated Creditor, that in DVI's opinion is reasonably necessary to enable DVI to obtain such payments.

6. **No Prior Subordination**. No subordination of any Junior Debt has previously been executed by any Subordinated Creditor for the benefit of anyone other than DVI and any such subordinations to anyone other than DVI hereafter executed will be expressly subject and subordinate to the effect hereof. This Agreement shall be continuing in effect, it will not be cancelled or otherwise rendered ineffective by the payment or discharge at any time of the Senior Debt, and it shall apply to any and all Senior Debt subsequently granted, renewed or extended by DVI or any DVI Affiliate for any Obligor, unless a Subordinated Creditor has deliver to DVI a written notice of revocation as to future transactions, at a time when Obligor is no longer obligated to DVI or any DVI Affiliate in any way and while DVI or any DVI Affiliate is not committed to or otherwise obligated to make any loans, leases, advances or other financial accommodations to any Obligor.

7. **Payments to Affiliates**. Each Subordinated Creditor agrees that it will not permit any Obligor to: (a) make payment to any other parties constituting a relative, Affiliate or related in any way to that Subordinated Creditor contrary to the terms of this Agreement, including, without limitation, payment of any distribution, professional fees, salary, bonus or other form of compensation to that Subordinated Creditor and (b) make payment to any party other than DVI or a DVI Affiliate in satisfaction of any Senior Debt or any other obligations as may be owing to DVI or a DVI Affiliate from time to time except as may otherwise be consented to by DVI in writing.

8. **Delay and Waiver.** No delay or omission to exercise any right will impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion is limited to that particular occasion.

9. **Complete Agreement.** This Agreement, together with any riders, schedules and exhibits attached hereto are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only by an instrument in writing that explicitly states that it amends this Agreement and is signed by the party against whom enforcement of the amendment is sought.

10. **Counterparts.** This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

11. **Severability.** If any part of this Agreement or the application thereof to any Person or circumstance is held invalid, the remainder of this Agreement will be unaffected thereby. The section headings herein are included for convenience only and may not be deemed to be a part of this Agreement.

12. **Binding Effect; Assignment.** This Agreement is binding upon and will inure to the benefit of each Subordinated Creditor, DVI and their respective successors and assigns, except that no Subordinated Creditor will have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Agreement.

13. **Notices.** All notices, requests and other communications made or given in connection with this Agreement will be in writing and will be deemed to be received (a) upon personal delivery to the individual or division or department to whose attention notices to a party are to be addressed by private carrier, (b) three (3) business days after being sent by registered or certified mail, return receipt requested or (c) upon confirmed receipt by telecopy or e-mail with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed to Subordinated Creditor or to Obligor at their respective addresses set forth on the Signature Page hereto or to DVI, at the addresses set forth below:

To DVI:

DVI Financial Services Inc.
2500 York Road
Jamison, PA 18929
Attention: Chief Credit Officer
Telephone: (215) 488-5000
Facsimile: (215) 488-5010
E-Mail: DVI@dvi-inc.com

With copy to:

DVI, Inc.
2500 York Road
Jamison, PA 18929
Attention: Legal Department
Telephone: (215) 488-5000
Facsimile: (215) 488-5415
E-Mail: DVI@dvi-inc.com

Any party may change such address by sending notice of the change to the other parties; such change of address is effective only upon actual receipt of such notice by the other parties.

14. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

15. **Jurisdiction.** The state and federal courts in the Commonwealth of Pennsylvania will have jurisdiction over all matters arising out of this Agreement; provided, however, that nothing contained herein will prohibit DVI from initiating action against any Subordinated Creditor or any Obligor in any jurisdiction in which it resides or is located. Service of process in any such proceeding will be effective if mailed to any Subordinated Creditor or any Obligor at the address described in **Section 13** of this Agreement. Each Subordinated Creditor and Obligor waives any right it may have to assert the defense of forum non conveniens or to object to such venue in any such proceeding.

16. **Waiver of Trial by Jury.** DVI, EACH SUBORDINATED CREDITOR AND EACH OBLIGOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES THAT SUCH WAIVER HAS BEEN GRANTED AFTER CONSULTATION WITH ITS RESPECTIVE COUNSEL.

17. **Contract Number.** The inclusion of a Contract Number herein is not intended to, and should not be interpreted to, limit in any way the enforceability of this Agreement.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

(SIGNATURE PAGE – SUBORDINATION AGREEMENT)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives effective as of the date first above written.

DVI FINANCIAL SERVICES INC.

By: ______________________
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

OBLIGOR(S):

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: ______________________
Name: ~~Stephen A. Schulman~~
Title: ~~Chief Executive Officer~~

SUBORDINATED CREDITOR(S):

THE SAGEMARK COMPANIES LTD

By: ______________________
Name: Edward D. Bright
Title: Chairman of the Board
Address: 1285 Avenue of the Americas, 35th Floor
New York, NY 10019
Contact Person: Theodore Shapiro
Telephone: ______________________
Facsimile: ______________________
E-Mail: ______________________

(SIGNATURE PAGE – SUBORDINATION AGREEMENT)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives effective as of the date first above written.

DVI FINANCIAL SERVICES INC.

By:____________________
Name:____________________
Title:____________________

OBLIGOR(S):

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: Cathy Bergman
Name: Cathy Bergman
Title: Vice President

SUBORDINATED CREDITOR(S):

THE SAGEMARK COMPANIES LTD

By:____________________
Name: Edward D. Bright
Title: Chairman of the Board
Address: 1285 Avenue of the Americas, 35th Floor
New York, NY 10019
Contact Person: Theodore Shapiro
Telephone:____________________
Facsimile:____________________
E-Mail:____________________

Contract No. 3006

(SIGNATURE PAGE – SUBORDINATION AGREEMENT)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives effective as of the date first above written.

DVI FINANCIAL SERVICES INC.

By:______________________________
Name:____________________________
Title:_____________________________

OBLIGOR(S):

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: [signature]
Name: Stephen A. Schulman
Title: Chief Executive Officer

SUBORDINATED CREDITOR(S):

PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

By: [signature]
Name: Stephen A. Schulman
Title: Chief Executive Officer
Address: 2300 Glades Road, Suite 100W
Boca Raton, FL 33431
Contact Person: George Mahoney
Telephone: 561-447-9553
Facsimile: 561-447-4451
E-Mail: GWMahoney@ls.com

RIDER TO SUBORDINATION AGREEMENT

Contract No. 3006

THIS RIDER TO SUBORDINATION AGREEMENT ("Rider") is entered into effective as of April 25, 2001, by and among the Obligor(s) listed on the signature page attached hereto (individually and collectively, the **"Obligor"**), the Subordinated Creditor(s) listed on the signature page attached hereto (individually and collectively, the **"Subordinated Creditor"**) and **DVI FINANCIAL SERVICES INC. ("DVI")**.

BACKGROUND

A. By a certain Subordination Agreement dated April 25, 2001, by and among Obligor, Subordinated Creditor and DVI (the **"Subordination Agreement"**), the parties agreed to the full and complete subordination of the Junior Debt to the Senior Debt.

B. The parties desire to amend the Subordination Agreement, upon and subject to the terms and conditions of this Rider.

C. All capitalized terms not otherwise defined herein have the meanings set forth in the Subordination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and intending to be legally bound, the parties agree as follows:

1. **Permitted Payments**. Notwithstanding anything contained in the Subordination Agreement to the contrary, all Senior Debt, now or hereafter existing, will be first paid by Obligor before any payment will be made by any Obligor to any Subordinated Creditor on the Junior Debt; provided, however, that if no Event of Default, or any event which with the giving of notice or lapse of time (or both) would constitute an Event of Default, exists and such payment will not cause an Event of Default to occur or render any Obligor unable to pay the Senior Debt, an Obligor may pay (a) regularly scheduled monthly installments of (i) principal then due and (ii) commercially reasonable accrued and unpaid interest on the Junior Debt, provided that no past due, accelerated or prepaid payments will be permitted, (b) amounts due to a Subordinated Creditor in the ordinary course of the Obligor's business, provided, that such amounts are for services (other than management or administrative services) actually rendered by that Subordinated Creditor to or for the benefit of that Obligor or goods actually delivered to or for the benefit of that Obligor and constitute payment of fair value for the goods or services in question, (c) commercially reasonable amounts due to a Subordinated Creditor under any written management, professional services or similar agreement for services actually rendered by that Subordinated Creditor to or for the benefit of that Obligor, provided, that any payments for third party expenses or costs incurred by the Subordinated Creditor on behalf of Obligor included in any such fee will be billed to Obligor at the Subordinated Creditor's actual cost, with <u>no</u> mark-up, premium or handling charge and (d) distributions or dividends to the owners of a Subordinated Creditor made in the ordinary course of that Subordinated Creditor's business on account of such ownership.

2. **Effect of Rider**. All terms and conditions of the Subordination Agreement not expressly modified hereby are in full force and effect as ratified and confirmed by the parties hereto.

3. **Interpretation**. In the event of conflict between the terms of this Rider and the terms of the Subordination Agreement, the terms of this Rider will govern and control.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

(SIGNATURE PAGE – RIDER TO SUBORDINATION AGREEMENT)

IN WITNESS WHEREOF, the parties hereto have executed this Rider by their duly authorized representatives effective as of the date first above written.

DVI FINANCIAL SERVICES INC.

By: ______________________
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

OBLIGOR(S):

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: ______________________
Name: ~~Stephen A. Schulman~~
Title: ~~Chief Executive Officer~~

SUBORDINATED CREDITOR(S):

THE SAGEMARK COMPANIES LTD

By: ______________________
Name: Edward D. Bright
Title: Chairman of the Board
Address: 1285 Avenue of the Americas, 35th Floor
New York, NY 10019
Contact Person: Theodore Shapiro
Telephone: ______________________
Facsimile: ______________________
E-Mail: ______________________

(SIGNATURE PAGE – RIDER TO SUBORDINATION AGREEMENT)

IN WITNESS WHEREOF, the parties hereto have executed this Rider by their duly authorized representatives effective as of the date first above written.

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

OBLIGOR(S):

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: [signature]
Name: ~~Cathy Bergman~~ Stephen A. Schulman
Title: ~~Vice President~~ Chief Executive Officer

SUBORDINATED CREDITOR(S):

PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

By: [signature]
Name: Stephen A. Schulman
Title: Chief Executive Officer
Address: 2600 Glades Road, Suite 1000
Boca Raton, FL 33431
Contact Person: Gerald W. Mahoney
Telephone: 561-447-9553
Facsimile: 561-447-4445
E-Mail: GWMahone@LS.com